As filed with the U.S. Securities and Exchange Commission on December 4, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22951

FundX Investment Trust
 (Exact name of registrant as specified in charter)

101 Montgomery Street, Suite 2400
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Jeff Smith
101 Montgomery Street, Suite 2400
San Francisco, CA 94101
 (Name and address of agent for service)

(415) 248-8371
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

FundX

UPGRADER FUNDS

2018

ANNUAL REPORT

SEPTEMBER 30, 2018

Annual Report 2018	Upgraderfunds.com	1

1969	FundX Investment Group (then called DAL) is a registered investment advisor (RIA).

Knowledgeable Portfolio Management
We’ve been managing portfolios of noload mutual funds since 1969. We monitor thousands of mutual funds and ETFs and make timely portfolio changes.

A Strategy You Can Understand
We developed the Upgrading strategy, which is designed to keep our portfolios invested in top-ranked funds. Upgrading ranks noload mutual funds and ETFs based on recent performance. We buy top performers and hold these funds only while they remain top ranked.

FundX Upgrader Funds
The FundX Upgrader Funds are a series of mutual funds that invest in underlying mutual funds and exchange traded funds (ETFs) based on our Upgrading strategy. The Funds offer various levels of potential risk and reward.

A Portfolio that Responds to Market Changes
Market trends rotate between large-cap and small-cap stocks, growth and value styles of investing, and geographic regions. Our Upgrading strategy aligns the FundX Upgrader Fund portfolios with these trends. The FundX Upgrader Funds have the flexibility to invest both domestically and globally in the sectors, regions and strategies that have strong recent returns.

1976	The firm starts publishing NoLoad FundX newsletter.

2001	The firm packages its most popular growth model as a mutual fund, introducing the FundX Upgrader Fund (FUNDX).

2002	Inception of three additional funds: FundX Aggressive Upgrader Fund (HOTFX), FundX Conservative Upgrader Fund (RELAX), and FundX Flexible Income Fund (INCMX).

2008	Inception of the FundX Tactical Upgrader Fund (TACTX), which seeks less volatility than the stock market.

2017	Inception of the FundX Sustainable Impact Fund (SRIFX), a fund that aims to help investors build wealth and a better world.

2	Annual Report 2018

September 30, 2018

Dear Shareholders,

All of the FundX Upgrader Funds had gains for the year ending September 30, 2018.

U.S. stock markets were the place to be with many indexes continuing to reach new highs. Within the U.S., growth stocks, especially technology names, outpaced value stocks.

Foreign and global markets lagged behind those in the U.S. For the trailing 12 months, the S&P 500 was up 17.91%, while MSCI All-Country World Index gained 9.77%, the MSCI EAFE Index was up 2.35%, and the MSCI Emerging Market Index lost -2.12%.

This wasn’t what many people expected. A year ago, in September 2017, it looked like foreign markets were on the verge of a comeback. Europe and emerging market stocks had begun to outperform domestic stocks, and pundits said that valuations in the U.S. were stretched and foreign stocks had more room to run. But these predictions didn’t pan out. Instead, U.S. markets bounced back in the fourth quarter of 2017 and remained solidly in favor throughout the Annual Report period.

U.S. growth stocks stayed in favor
All of the equity Upgrader Funds owned U.S. growth funds during the trailing 12 months, and as the growth trend continued, we increased our exposure to these funds. This contributed to the strong performance of the equity Upgrader Funds for the year. The Upgrader Fund (FUNDX), Aggressive Upgrader Fund (HOTFX), and Sustainable Impact Fund (SRIFX) all outpaced their benchmark MSCI All-Country World Index and the S&P 500 Index for the Annual Report period.

The Conservative Upgrader Fund (RELAX), which has about 60% in stock funds, outpaced the MSCI All-Country
World Index, which is entirely made up of stocks, though it lagged the S&P 500 for the year.

Flexibility paid off in fixed income
Many areas of the bond market struggled as the Federal Reserve increased interest rates four times during the year. The Bloomberg Barclays Aggregate Bond Index was in negative territory for most of the past 12 months and lost -1.22% for the Annual Report period.

Our flexible approach to fixed income can seek out areas of the bond market that may hold up better when interest rates rise, like floating-rate and high-yield bonds. The Flexible Income Fund (INCMX)’s exposure to these areas helped the fund outpace its benchmark. INCMX was up 1.29% for the past 12 months.

Looking ahead
Stock markets had been relatively steady for the year ending September 30, 2018 with just one pullback about 10% in early February, and we may be overdue for a larger selloff. The U.S. growth trend has also lasted longer than most expected, and we know that, too, will change eventually. Even the most persistent market trends inevitably give way to something new.

Change is a constant in life and in the markets, but one thing that remains the same is our unwavering commitment to helping you use the Upgrader Funds to build wealth, navigate changing markets and reach lifelong investment goals.

Janet Brown
President, FundX Investment Group, LLC

Annual Report 2018	Upgraderfunds.com	3

Past performance does not guarantee future results.

The information provided in this letter represents the opinion of the author and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. The FundX Upgrader Funds (“Funds”) are considered “funds of funds” and an investor will indirectly bear the principal risks and its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than they would if they invested directly in the underlying funds. The Funds employ an “Upgrading” strategy whereby investment decisions are based on near-term performance, however, the Funds may be exposed to the risk of buying underlying funds immediately following a sudden, brief surge in performance that may be followed by a subsequent drop in market value. The Funds invest in underlying funds and these underlying funds may invest in securities of small companies, which involve greater volatility than investing in larger, more established companies, or they may invest in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods; these risks are greater for investments in emerging markets. The underlying funds may invest in debt securities, which typically decrease in value when interest rates rise; this risk is usually greater for longer-term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. While the Upgrader Funds are diversified, the underlying funds may invest in a limited number of issuers and therefore may be considered non-diversified.The underlying funds may engage in short sales; an underlying fund’s investment performance may suffer if it is required to close out a short position earlier than intended. Some underlying funds may borrow money for leveraging and will incur interest expense. Some underlying funds may use derivatives,which involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value, an active secondary trading  market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The underlying funds may invest in asset-backed and mortgage-backed securities, which involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The underlying funds, particularly some ETFs, may use investment techniques considered to be aggressive, including using futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments.

Sector weighting and fund holdings are subject to change at any time and mention of them should not be construed as recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for further sector and holdings information.

Duration is an approximate measure of a bond’s price sensitivity to changes in interest rates. References to other funds should not be interpreted as an offer of these securities.

The S&P 500® Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies.

The Barclays Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. An investment cannot be made directly in an index.

The MSCI All Country World Index (ACWI) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI EAFE Index (Morgan Stanley Capital International, Europe, AustralAsia and Far East) is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends.

The MSCI Emerging Market Index is an index used to measure equity market performance in global emerging markets.

While the funds are no-load, management fees and expenses still apply. Diversification does not assure a profit or protect against a loss in a declining market. Please refer to prospectus for further details.

Must be preceded or accompanied by a prospectus.

The FundX Upgrader Funds are distributed by Quasar Distributors, LLC.

4	Annual Report 2018

FUNDX	Upgrader Fund Growth Fund

The Upgrader Fund (FUNDX) is a portfolio of core diversified stock funds that have market-level risk. The Fund is designed to navigate changing markets and capitalize on global market trends.

We target diversified funds that have strong recent returns because these funds may continue to do well in the coming months or even years, a phenomenon known as ‘persistence of performance.’ That’s what we saw during the year ending September 30, 2018 as U.S. large-cap growth funds continued their streak of outperformance.

U.S. growth was the place to be
At the start of the Annual Report period, FUNDX had about 40% in large-cap growth funds, and this grew to nearly 100% by September 30, 2018. We are global investors, and we can invest in foreign, global and domestic funds, but during this time period, U.S. growth was the place to be.

FUNDX held Fidelity Blue Chip Growth (FBGRX), iShares Momentum (MTUM), T Rowe Price Blue Chip Growth (TRBCX) and T Rowe Price Growth (PRGFX) all year, and these funds all contributed to FUNDX’s performance for the year. FUNDX was up 18.19% for the Annual Report period, outpacing the MSCI All Country World Index, which gained 9.77%, and the S&P 500, up 17.91%.

A year ago, FUNDX was more globally diversified. At the start of the Annual Report period, foreign markets had pulled ahead of those in the U.S., and we’d started to buy into foreign and global funds in the spring and summer of 2017. But when these funds fell out of favor in late 2017 and early 2018, we took action, cutting FUNDX’s global exposure in half. We sold funds like iShares Europe ETF (IEV) and Dodge and Cox Global Stock (DODWX), and bought into U.S. large-cap growth funds that had stronger recent returns.

As the U.S. large-cap growth trend continued through 2018, we systematically replaced our global positions with U.S. growth funds, including Fidelity Contrafund (FCNTX), iShares Russell 1000 (IWF), and Primecap Odyssey Growth (POGRX).

Aligning FUNDX’s portfolio with the prevailing growth trend boosted the fund’s performance during this period. In hindsight, however, it would have been advantageous to move out of foreign and global funds earlier. FUNDX lagged the S&P 500 in fourth quarter of 2017 due in large part to its foreign and global positions. An example is Dodge & Cox Global Stock Fund (DODWX), which had good gains for the entire period it was held (from February 2 to November 22, 2017, it gained 12.9%). But from the start of the fiscal year (September 30, 2017) through the date we finished selling it, the fund lost 0.2%. It was the only fund in the portfolio that actually lost money during this report period.

Looking ahead
This is the second longest expansion in history without a decline of 20% or more, so we may be due for a selloff, and that could hurt FUNDX. In downturns, it’s typical for the funds that had done best get hit hardest, and FUNDX owns diversified funds that have had strong recent returns.

We also recognize that the U.S. growth trend has lasted longer than most market trends, and this, too, will change eventually. Even the most persistent market trends inevitably give way to something new, and our strategy is designed to capitalize on these changes.

Annual Report 2018	Upgraderfunds.com	5

FUNDX	Upgrader Fund Growth Fund

FundX Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2018

As of 9/30/18	1 Year	3 Year	5 Year	10 Year
FundX Upgrader Fund	18.19%	13.48%	10.36%	8.43%
S&P 500 Index	17.91%	17.31%	13.95%	11.97%
MSCI ACWI Index	9.77%	13.40%	8.67%	8.19%

FundX Upgrader Fund Growth of $10,000 vs S&P 500 Index and MSCI ACWI Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

6	Annual Report 2018

FUNDX	Upgrader Fund Growth Fund

0.1% Short-Term Investments,
Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2018
Shares	Investment Companies: 99.9%	Value
	Core Funds:
78,897	Amana Growth Fund - Institutional Class	$3,237,155
221,677	Fidelity Blue Chip Growth Fund	22,553,432
1,463,991	Fidelity Contrafund	20,627,627
218,200	iShares Edge MSCI USA Momentum Factor ETF	25,965,800
153,200	iShares Russell 1000 Growth ETF	23,896,136
1,001,111	Laudus US Large Cap Growth Fund	23,415,972
781,702	Polen Growth Fund - Institutional Class	23,404,156
530,713	PRIMECAP Odyssey Growth Fund	23,229,318
190,534	T. Rowe Price Blue Chip Growth Fund, Inc. - Retail Class	21,821,888
257,533	T. Rowe Price Growth Stock Fund, Inc. - Retail Class	18,599,045
40,400	Vanguard Mega Cap Growth ETF	5,178,068
208,483	Vanguard US Growth Fund - Admiral Class	23,456,359
	Total Core Funds 99.9%	235,384,956

	Total Investment Companies
	(Cost $202,970,027)	235,384,956

	Short-Term Investments: 0.2%
369,633	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.95% #	369,633

	Total Short-Term Investments
	(Cost $369,633)	369,633

	Total Investments: 100.1%
	(Cost $203,339,660)	235,754,589
	Liabilities in Excess of Other Assets: (0.1)%	(202,874)
	Net Assets: 100.0%	$235,551,715
	# Annualized seven-day yield as of September 30, 2018. The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	7

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

The Aggressive Upgrader Fund (HOTFX) owns a portfolio of concentrated stock funds, including sector and country specific funds and ETFs, which tend to have above-average risk and higher potential volatility. The Fund is designed to capitalize on sector rotations and market trends.

We target funds with strong recent returns because these funds may continue to do well in the coming months or even years, a phenomenon known as ‘persistence of performance.’ That’s what we saw during the Annual Report period as technology-focused funds continued their streak of outperformance.

Technology was the place to be
Technology was the big story in the year ending September 30, 2018. At the start of the Annual Report period, HOTFX had about 32% in technology-focused funds, and this grew to about 45% during the year.

HOTFX held funds like iShares North American Tech/Software (IGV), Janus Henderson Global Technology (JATIX), and Fidelity OTC (FOCPX) all year. During the year, we sold Van Eck Vector Semiconductor (SMH), which we’d held since 2015. These funds all contributed to HOTFX’s 18.21% gain for the Annual Report period, which surpassed the MSCI All Country World Index, up 9.77%, and the S&P 500, up 17.91%.

U.S. markets stayed in favor
A year ago, HOTFX was more globally diversified. At the start of the Annual Report period, foreign markets had pulled ahead of those in the U.S., and we’d started to buy into foreign and global funds in the spring and summer of 2017. But when these funds fell out of favor in the fourth quarter of 2017, we sold some of HOTFX’s international positions, like iShares MSCI South Korea (EWY), iShares MSCI Emerging Markets (EEM), and Oakmark International Small Cap (OAKEX), and bought into U.S. funds with stronger recent returns like large-cap Harbor Capital Appreciation (HACAX) and Conestoga Small Cap (CCALX).

As foreign markets continued to falter, we continued to replace HOTFX’s foreign positions, and by the end of the Annual Report period, the fund was primarily invested in U.S. funds (the one exception was Janus Henderson Global Technology).

Aligning HOTFX’s portfolio with the prevailing U.S. trend boosted the fund’s performance during this period, but not every change in the portfolio added value. Throughout the year, there were times when other areas of the market seemed to gain momentum. Homebuilders did well in late 2017 and we briefly owed funds like SPDR S&P Homebuilders (XHB). Financials got a boost as interest rates rose in early 2018, and we added exposure to funds like iShares Dow Jones US Financials (IYG). But these areas didn’t continue to outperform, while the technology trend stayed in place all year.

Looking ahead
This is the second longest expansion in history without a decline of 20% or more, so we may be due for a selloff, and that could hurt fully invested equity funds like HOTFX. In downturns, it’s typical for the funds that had done best get hit hardest, and HOTFX owns aggressive stock funds that had strong recent returns.

We also recognize that the U.S. growth trend has lasted longer than most market trends, and this, too, will change eventually. Even the most persistent market trends inevitably give way to something new, and our strategy is designed to capitalize on these changes.

8	Annual Report 2018

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

FundX Aggressive Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2018

As of 9/30/18	1 Year	3 Year	5 Year	10 Year
FundX Aggressive Upgrader Fund	18.21%	11.79%	8.63%	7.66%
S&P 500 Index	17.91%	17.31%	13.95%	11.97%
MSCI ACWI Index	9.77%	13.40%	8.67%	8.19%

FundX Aggressive Upgrader Fund Growth of $10,000 vs S&P 500 Index and MSCI ACWI Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2018	Upgraderfunds.com	9

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

0.3% Short-Term Investments,
Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2018
Shares	Investment Companies: 99.7%	Value
	Aggressive Funds:
43,226	ClearBridge Small Cap Growth Fund - Class IS	$2,011,297
44,780	Conestoga Small Cap Fund - Institutional Class	2,743,699
15,530	Eventide Gilead Fund - Class I *	634,692
330,271	Fidelity OTC Portfolio	4,220,868
13,400	Invesco QQQ Trust Series 1	2,489,586
6,000	iShares Russell 2000 Growth ETF	1,290,480
9,700	iShares S&P Small-Cap 600 Growth ETF	1,956,878
51,798	Kinetics Paradigm Fund - No Load Class *	3,066,454
69,203	TCW Select Equities Fund - Class I	2,095,465
121,164	William Blair Growth Fund - Class I	1,714,471
	Total Aggressive Funds 49.5%	22,223,890

	Sector Funds:
6,500	Consumer Discretionary Select Sector SPDR Fund	761,930
17,758	Fidelity Health Care Services Portfolio	1,906,292
97,626	Fidelity Select Defense and Aerospace Portfolio	1,838,289
18,134	Fidelity Select Energy Portfolio	872,052
67,400	Fidelity Select Health Care Portfolio	1,838,665
27,755	Fidelity Select IT Services Portfolio	1,869,303
33,325	Fidelity Select Medical Technology and Devices Portfolio	1,888,168
112,618	Fidelity Select Retailing Portfolio	1,889,726
89,633	Fidelity Select Software & IT Services Portfolio	1,779,218
19,200	First Trust Dow Jones Internet Index Fund *	2,717,568
14,150	iShares North American Tech-Software ETF	2,900,325
60,811	Janus Henderson Global Technology Fund - Class I	2,277,372
	Total Sector Funds 50.2%	22,538,908

	Total Investment Companies
	(Cost $39,559,522)	44,762,798

10	Annual Report 2018

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2018
Shares		Value
	Short-Term Investments: 0.4%
177,018	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.95% #	$177,018
	Total Short-Term Investments
	(Cost $177,018)	177,018
	Total Investments: 100.1%
	(Cost $39,736,540)	44,939,816

	Liabilities in Excess of Other Assets: (0.1)%	(57,948)
	Net Assets: 100.0%	$44,881,868

* Non-income producing.
# Annualized seven-day yield as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	11

RELAX	Conservative Upgrader Fund Balanced Fund

The Conservative Upgrader Fund (RELAX) is a balanced portfolio of 60% stock funds and 40% in bond and total-return funds. It’s designed for investors who seek the growth potential of a stock fund with the lower volatility of a fixed income fund.

RELAX’s stock fund positions seek to capitalize on broad stock market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. RELAX’s bond fund positions seek to take advantage of changing bond markets. To mitigate risk, RELAX doesn’t invest in aggressive stock funds, like sector funds, and it has limited exposure to riskier areas of the bond market.

We target funds that have strong recent returns because these funds may continue to do well in the coming months or even years, a phenomenon known as ‘persistence of performance.’ That’s what we saw during the year ending September 30, 2018 as U.S. large-cap growth stock funds and lower-quality bond funds continued their streak of outperformance.

U.S. growth stocks were the place to be
At the start of the Annual Report period, about half of RELAX’s stock fund exposure was invested in large-cap growth funds, and this grew to nearly all of RELAX’s stock exposure during the year. We are global investors, and we can invest in foreign, global and domestic funds, but during this time period, U.S. growth was the place to be.

RELAX held Fidelity Blue Chip Growth (FBGRX), iShares Momentum (MTUM), T Rowe Price Blue Chip Growth (TRBCX) and T Rowe Price Growth (PRGFX) all year, and these funds all contributed to RELAX’s performance for the year. RELAX was up 11.25% for the Annual Report period, outpacing the MSCI All Country World Index, which gained 9.77%. The All-Country World Index is entirely made up of stocks, however, while RELAX has 60% in stock funds. The S&P 500 gained 17.91% for the year. Bloomberg Barclays Aggregate Bond Index, on the other hand, lost -1.22% of its value.

A year ago, RELAX was more globally diversified. But foreign and global stock funds fell out of favor in late 2017 and early 2018, and we sold funds like iShares Europe ETF (IEV) and Dodge and Cox Global Stock (DODWX), and replaced them with U.S. large-cap growth funds that had stronger recent returns. As the U.S. large-cap growth trend continued through 2018, we systematically replaced RELAX’s global positions with U.S. growth funds, including Fidelity Contrafund (FCNTX), Laudus US Large Cap Growth (LGILX), and Primecap Odyssey Growth (POGRX).

Floating-rate and high-yield bond funds excelled
RELAX’s fixed income portfolio included a diversified mix of floating-rate, high-yield, strategic, and total-return funds during the trailing 12 months. Eaton Vance Floating Rate (EIBLX), Fidelity Capital & Income (FAGIX), Osterweis Strategic Income (OSTIX) and Vanguard Wellesley Income (VWINX) were held throughout  the fiscal year and all contributed  RELAX’s performance.

Floating-rate and high-yields held up well as interest-rates rose, and these positions were an important part of RELAX’s portfolio. Floating-rate funds invest in pools of bank loans to mostly smaller companies. The steady returns of these funds have made them attractive alternatives in an otherwise jittery bond market, and we increased our positions in these funds, adding Fidelity Floating Rate High Income (FFRHX) and American Beacon SP Floating Rate (SPFYX).

RELAX had about 12% in high-yield funds at the start of the Annual Report period. We reduced high-yields in the first quarter, and then started to buy back into funds like RidgeWorth High Income (STHTX) the third quarter. By September 30, 2018, RELAX’s exposure was around 10%.

Looking ahead
This is the second longest stock market expansion in history without a decline of 20% or more, so we may be due for a selloff, and that could hurt RELAX, which has 60% invested in stock funds. In downturns, it’s typical for the funds that had done best get hit hardest, and RELAX owns diversified stock funds that have had strong recent returns.

Interest rates continue to be a headwind for bonds, and rates are expected to keep rising. Defaults have been low, but there has been tremendous issuance due to low rates, and if there were an uptick in defaults on corporate and floating-rate debt, it could affect RELAX’s bond positions.

U.S. growth funds and lower-credit quality bonds have done well for some time now, and RELAX has capitalized on these trends, but we know that this, too, will change eventually. Even the most persistent market trends inevitably give way to something new, and our strategy is designed to capitalize on these changes.

12	Annual Report 2018

RELAX	Conservative Upgrader Fund Balanced Fund

FundX Conservative Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2018

As of 9/30/18	1 Year	3 Year	5 Year	10 Year
FundX Conservative Upgrader Fund	11.22%	10.00%	7.65%	7.16%
S&P 500 Index	17.91%	17.31%	13.95%	11.97%
Barclays Aggregate Bond Index	-1.22%	1.31%	2.16%	3.77%

FundX Conservative Upgrader Fund Growth of $10,000 vs S&P 500 Index and Barclays Aggregate Bond Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2018	Upgraderfunds.com	13

RELAX	Conservative Upgrader Fund Balanced Fund

0.5% Short-Term Investments,
Inclusive of Other Assets

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2018
Shares	Investment Companies: 99.5%	Value
	Bond Funds:
189,770	Eaton Vance Floating-Rate Advantaged Fund - Class I	$2,085,571
123,536	Eaton Vance Floating-Rate Fund - Class I	1,122,941
56,232	Fidelity Advisor High Income Advantage Fund - Class I	600,000
226,049	Fidelity Capital & Income Fund	2,280,834
249,087	Fidelity Floating Rate High Income Fund	2,403,688
199,491	Osterweis Strategic Income Fund	2,250,259
211,272	Thompson Bond Fund	2,416,952
20,000	Vanguard Total International Bond ETF	1,090,800
187,500	Virtus Seix High Income Fund - Class I	1,200,000
371,057	Western Asset Short Duration High Income Fund - Class I	2,000,000
	Total Bond Funds 29.0%	17,451,045

	Core Funds:
44,551	Fidelity Blue Chip Growth Fund	4,532,620
279,417	Fidelity Contrafund	3,936,993
41,650	iShares Edge MSCI USA Momentum Factor ETF	4,956,350
23,800	iShares Russell 1000 Growth ETF	3,712,324
173,795	Laudus US Large Cap Growth Fund	4,065,055
115,565	Polen Growth Fund - Institutional Class	3,460,010
84,994	PRIMECAP Odyssey Growth Fund	3,720,202
36,496	T. Rowe Price Blue Chip Growth Fund, Inc. - Retail Class	4,179,850
50,974	T. Rowe Price Growth Stock Fund, Inc. - Retail Class	3,681,321
	Total Core Funds 60.3%	36,244,725

	Total Return Funds:
107,392	Fidelity Real Estate Income Fund	1,269,370
35,095	Gateway Fund - Class Y	1,203,747
74,185	Merger Fund - Institutional Class	1,243,336
37,217	Vanguard Wellesley Income Fund - Admiral Class	2,382,656
	Total Total Return Funds 10.2%	6,099,109

	Total Investment Companies
	(Cost $54,017,060)	59,794,879

14	Annual Report 2018

RELAX	Conservative Upgrader Fund Balanced Fund

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2018
Shares		Value
	Short-Term Investments: 0.4%
259,296	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.95% #	$259,296
	Total Short-Term Investments
	(Cost $259,296)	259,296
	Total Investments: 99.9%
	(Cost $54,276,356)	60,054,175
	Other Assets in Excess of Liabilities: 0.1%	29,795
	Net Assets: 100.0%	$60,083,970

# Annualized seven-day yield as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	15

INCMX	Flexible Income Fund Fixed Income

Bond funds are often used by investors as a buffering component in a balanced portfolio that also includes stock funds. This potential cushion is crucial for many investors who cannot tolerate the full volatility of the stock market,  or who are concerned about losing a large portion of their principal when they won’t have enough time to wait for the stock market to recoup.

But how to invest in bond funds can be a bewildering challenge for most investors. There is a wide range of bond categories: long maturities versus short; high credit quality versus low; corporate debt versus government; domestic bonds versus international. The FundX Flexible Income Fund is designed to be a complete bond fund portfolio that adapts to changes in the bond market, such as the rising interest rates experienced during the past fiscal year.

Rising rates amidst a stronger economy and occasional whiffs of possible inflation proved a challenge for bond investors during the past fiscal year. The Fed raised the Federal Funds Rate four times during this period, a full percentage point from 1.25% to 2.25%. More relevant was how the bond market itself behaved, as evidenced by the yield on the benchmark 10-year Treasury, which stood at 2.33% on September 30, 2017 and ended the fiscal year at 3.05%. This, among other factors, caused the benchmark Bloomberg Barclays Aggregate Bond Index to lose -1.22% for that period.

The FundX Flexible Income Fund (INCMX) gained 1.29% over this same time frame. We kept maturities and duration (which is a measure of a portfolio’s sensitivity to interest-rate risk) shorter than the benchmark index, and utilized higher-yielding debt securities that held up better under the pressure.

Floating-rate funds, which invest in pools of bank loans to mostly smaller companies, made up an important component of the Flexible Income portfolio this past year. At the start of the period, it comprised just 6% of the mix. In January 2018, that was increased to 19% and by March floating rates had become 32% of the portfolio. The steady returns of these funds made them attractive alternatives in an otherwise jittery bond market.

High-yield funds also had an important role in the portfolio. High-yield funds were held throughout the entire period, making up almost 30% of the holdings for most of the year. We began reducing this weighting starting in April of this year. We shaved off about half of the high-yield exposure as we increased the weighting in floating-rate funds. By September 2018, high-yield funds were back up to 23% of the overall holdings.

The biggest winners during this period were Eaton Vance Floating Rate (EIBLX), which gained 5.44%, and Fidelity Capital & Income (FAGIX), which was up 4.62%. Both funds were held for the entire year.

Not all buys work out as hoped. SPDR Bloomberg Barclays International Treasury Bond (BWX) had a short-lived rise and similarly short-lived fall while held in the portfolio. It lost 4.6% in the three months we held the fund. It comprised under 5% of the total portfolio.

Another foreign bond fund, focused on emerging-market bonds, had a different story. Fidelity New Markets Income (FNMIX) was purchased in April 2017 and was sold almost 10 months later. Never more than 5% of this portfolio, the fund added value during the first several months it was held, but started to show weakness in April. We cut our losses and sold out in early June, before it went on to lose further value. For the entire tenure of its holding, the fund gained about 0.3% (about the same as the benchmark  bond index). But for the period of this Annual Report, starting September 30, 2017 through when the fund was sold in June 2018, the fund lost more than 4% of its value.

As we ended the fiscal year, the portfolio was well diversified across several styles of funds, including strategic and high-yield bonds, bank loan funds and balanced total-return funds. The average duration was approximately 2.4 years, well below the approximately six year average duration of the Bloomberg Barclays Aggregate Bond Index.

16	Annual Report 2018

INCMX	Flexible Income Fund Fixed Income

FundX Flexible Income Fund: Performance Summary

Annualized Returns as of September 30, 2018

As of 9/30/18	1 Year	3 Year	5 Year	10 Year
FundX Flexible Income Fund	1.25%	3.93%	3.16%	4.34%
Barclays Aggregate Bond Index	-1.22%	1.31%	2.16%	3.77%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.59%	0.84%	0.52%	0.34%

FundX Flexible Income Fund Growth of $10,000 vs Barclays Aggregate Bond Index and
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. One cannot invest directly in an index.

Annual Report 2018	Upgraderfunds.com	17

INCMX	Flexible Income Fund Fixed Income

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2018
Shares	Investment Companies: 99.2%	Value
	Floating Rate Bond Funds:
814,033	Eaton Vance Floating-Rate Advantaged Fund - Class I	$8,946,220
461,197	Eaton Vance Floating-Rate Fund - Class I	4,192,281
1,033,332	Fidelity Floating Rate High Income Fund	9,971,654
	Total Floating Rate Bond Funds 23.1%	23,110,155

	High Yield Bond Funds:
234,302	Fidelity Advisor High Income Advantage Fund - Class I	2,500,000
794,930	Fidelity Capital & Income Fund	8,020,843
781,250	Virtus Seix High Income Fund - Class I	5,000,000
1,484,230	Western Asset Short Duration High Income Fund - Class I	8,000,000
	Total High Yield Bond Funds 23.5%	23,520,843

	Strategic Bond Funds:
887,325	Osterweis Strategic Income Fund	10,009,030
623,405	Thompson Bond Fund	7,131,752
	Total Strategic Bond Funds 17.2%	17,140,782

	Total Return Funds:
428,014	Fidelity Real Estate Income Fund	5,059,128
145,516	Gateway Fund - Class Y	4,991,203
595,165	Merger Fund - Institutional Class	9,974,969
155,687	Vanguard Wellesley Income Fund - Admiral Class	9,967,071
	Total Total Return Funds 30.0%	29,992,371

	World Bond Fund:
98,500	Vanguard Total International Bond ETF	5,372,190
	Total World Bond Fund 5.4%

	Total Investment Companies
	(Cost $97,599,959)	99,136,341

18	Annual Report 2018

INCMX	Flexible Income Fund Fixed Income

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2018
Shares		Value
	Short-Term Investments: 0.1%
96,837	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.95% #	$96,837
	Total Short-Term Investments
	(Cost $96,837)	96,837
	Total Investments: 99.3%
	(Cost $97,696,796)	99,233,178
	Other Assets in Excess of Liabilities: 0.7%	684,794
	Net Assets: 100.0%	$99,917,972

	# Annualized seven-day yield as of September 30, 2018. The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	19

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

The Tactical Upgrader Fund (TACTX) seeks to participate in global stock market growth with potentially less volatility than the market. TACTX invests in mostly core diversified stock funds and may have limited exposure to more aggressive equity funds and sector funds. It invests in funds and ETFs that have strong recent returns because these funds may continue to do well in the coming months or even years, a phenomenon known as ‘persistence of performance.’

By continually buying into funds with strong recent returns, TACTX seeks to participate in global stock market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. TACTX aims to mitigate volatility by using options and other tools to hedge its stock exposure.

How TACTX navigated changing market trends
Stock markets changed during the Annual Report period. Foreign stocks fell out of favor and leadership was narrowly focused on large-cap U.S. growth stocks. We believe that changing markets can bring new investment opportunities, and over the past 12 months, we sought to take advantage of momentum in large-cap growth funds.

At the start of the Annual Report period, TACTX was primarily invested in U.S. funds, mostly growth funds, including Vanguard Mega Cap (MGK). TACTX also held foreign funds including Vanguard Europe (VGK).

Foreign funds, one of the leading areas of the market in 2017, fell out of favor as markets pulled back in early 2018. Large-cap U.S. growth stocks fully recovered and reached new highs even as foreign funds struggled. We responded to these changes by replacing foreign positions in the first half of 2018.

By June 30, 2018, TACTX was substantially invested in large-cap U.S. growth funds, including Fidelity Contra (FCNTX), iShares S&P 500 Growth (IWF)  and iShares Russell 1000 Growth (IVW). It also had a meaningful position in iShares Edge USA Momentum (MTUM).

How TACTX seeks to mitigate risk
TACTX was rarely fully invested in stock funds during the last 12 months. We raised cash and hedged late in 2017 due to concerns over investor complacency, rising interest rates and elevated valuations. These hedges proved early as stocks continued to run up through January 2018. But volatility returned with a vengeance in February and TACTX benefited from its defensive posture. We used this weakness to become more fully invested, but then re-hedged as the market recovered.

With TACTX, we have a wide range of tools available to help manage risk. When available, we can sell covered call options on ETF holdings to generate income. We can also use many different kinds of funds, including less volatile balanced funds at times. TACTX often holds put options to help protect against declines in the S&P 500 Index. And, as needed, TACTX can hold cash and Treasury bills. Each of these tools was used to varying degrees throughout the Annual Report period. We monitor a range of indicators to help assess risk and in 2018, we began publishing a summary of these indicators on the fund’s quarterly factsheet.

By the end of the Annual Report period, we increased TACTX’s cash position to nearly 28%, which allowed us to lock in gains and gave us a hedge against any potential selloffs. There are still hurdles including the fact that valuations are certainly not cheap; market volatility has returned; we are experiencing one of the market’s longest runs without a 20% drop; the labor market is tight; tariffs are leading to rising input costs; and the Federal Reserve is tightening monetary conditions (albeit gradually).

TACTX’s hedges limited its participation in the market’s gains for the Annual Report period. TACTX was up 2.65% for the 12 months, trailing the S&P 500, which gained 17.91%, and the MSCI All-Country World index, up 9.77%.

Moving into large-cap growth improved TACTX’s performance for the full Annual Report period, but these funds came under pressure in September 2018 causing TACTX to give back some of its gains despite a consistent hedge. TACTX also added modest exposure to low volatility total-return funds as a way to increase return potential with less risk than investing in pure stock funds.

Looking ahead
Investors have ignored risk and U.S. stocks have benefited from earnings boosted by a significant tax cut and strong economic growth. Foreign markets have struggled and a number of our indicators suggest  caution may be warranted. The September drop in leading areas like technology raised an additional warning flag. TACTX’s relatively defensive posture still allows modest participation if the rally continues, but should provide a strong layer of protection in the event of a decline.

20	Annual Report 2018

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

FundX Tactical Upgrader Fund: Performance Summary

Annualized Returns as of September 30, 2018

As of 9/30/18	1 Year	3 Year	5 Year	10 Year
FundX Tactical Upgrader Fund	2.65%	8.55%	4.78%	2.17%
S&P 500 Index	17.91%	17.31%	13.95%	11.97%
MSCI ACWI Index	9.77%	13.40%	8.67%	8.19%

FundX Tactical Upgrader Fund Growth of $10,000 vs S&P 500 Index and MSCI ACWI Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

Annual Report 2018	Upgraderfunds.com	21

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2018
Shares	Investment Companies: 70.3%	Value
	Aggressive Fund:
5,000	iShares S&P Small-Cap 600 Growth ETF	$1,008,700
	Total Aggressive Fund 2.2%	1,008,700

	Core Funds:
340,771	Fidelity Contrafund	4,801,462
35,000	iShares Edge MSCI USA Momentum Factor ETF	4,165,000
32,500	iShares Russell 1000 Growth ETF	5,069,350
28,000	iShares S&P 500 Growth ETF	4,960,760
10,000	Vanguard Growth ETF	1,610,400
30,000	Vanguard Mega Cap Growth ETF	3,845,100
	Total Core Funds 52.0%	24,452,072

	Total Return Funds:
186,206	Calamos Market Neutral Income Fund - Class I	2,498,883
73,387	Gateway Fund - Class Y	2,517,175
83,272	T. Rowe Price Capital Appreciation Fund - Class I	2,532,311
	Total Total Return Funds 16.1%	7,548,369

	Total Investment Companies
	(Cost $29,751,190)	33,009,141
	Short-Term Investments: 28.8%

	Money Market Funds:
2,561,923	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.95% #	2,561,923
	Total Money Market Funds 5.4%	2,561,923

	US Treasury Bills:
5,000,000	United States Treasury Bill, Maturity Date 10/18/2018, 1.94%	4,995,506
6,000,000	United States Treasury Bill, Maturity Date 10/25/2018, 1.91%	5,992,273
	Total US Treasury Bills 23.4%	10,987,779

	Total Short-Term Investments
	(Cost $13,549,702)	13,549,702

22	Annual Report 2018

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2018
Contracts	(100 shares per contract)	Notional Amount	Value
	Purchased Options: 1.0%
	SPDR S&P 500 ETF Trust Put Option
1,000	Exercise Price $289.00	$29,072,000	$168,500
	Expiration Date: October 2018

	SPDR S&P 500 ETF Trust Put Option
1,600	Exercise Price $290.00	46,515,200	314,400
	Expiration Date: October 2018

	Total Purchased Options
	(Cost $484,021)		482,900

	Total Investments: 100.1%
	(Cost $43,784,913)		47,041,743
	Liabilities in Excess of Other Assets: (0.1)%		(57,499)
	Net Assets: 100.0%		$46,984,244

Annual Report 2018	Upgraderfunds.com	23

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

SCHEDULE OF OPTIONS WRITTEN AT SEPTEMBER 30, 2018
Contracts	(100 shares per contract)	Notional Amount	Value
	iShares Russell 1000 Growth ETF Call Option
100	Exercise Price $156.00	$1,559,800	$16,250
	Expiration Date: October 2018

	iShares Russell 1000 Growth ETF Call Option
200	Exercise Price $155.00	3,119,600	45,000
	Expiration Date: October 2018

	Total Options Written
	(Premium received $56,887)		$61,250

	# Annualized seven-day yield as of September 30, 2018. The accompanying notes are an integral part of these financial statements.

24	Annual Report 2018

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

The Sustainable Impact Fund (SRIFX) integrates environmental, social and governance (ESG) criteria into our time-tested Upgrading approach. While SRIFX invests primarily in core diversified stock funds that have average risk, it may have limited exposure to more aggressive stock funds.

SRIFX isn’t limited to investing in self-identified sustainable or socially responsible funds; it invests in funds and ETFs that have strong ESG ratings and strong recent returns. By continually buying into funds with strong recent returns, SRIFX seeks to participate in global stock market trends, such as the rotation between growth and value stocks, large- and small-cap stocks, and international and domestic stocks. Funds that have done well recently may continue to do well in the coming months or even years, a phenomenon known as ‘persistence of performance.’

Leadership changed to U.S Growth
SRIFX started out the year with an even mix of international and global as well as U.S. funds. This, however, changed over the course of the year as market trends changed, and by the end of the Annual Report period, SRIFX was 100% in domestic funds.

SRIFX held Vanguard US Growth (VWUAX), Laudus US Large Cap Growth (LGILX) and iShares Momentum (MTUM) throughout the fiscal year, and these funds all contributed to SRIFX’s performance for the year. SRIFX was up 17.12% for the Annual Report period, outpacing the MSCI All Country World Index, which gained 9.77%, but trailing the S&P 500, which was up 17.91%.

At the beginning of the fiscal year, SRIFX was more globally diversified and included sustainable funds like AB Sustainable Global Thematic (ATEYX) and Calvert International (COIIX). But when these funds fell out of favor in 2018, we sold them and added to our  positions in U.S. large-cap growth funds like Vanguard US Growth (VWUAX) and Laudus US Large Cap Growth (LGILX). These funds remain in the portfolio as of September 30, 2018. Aligning SRIFX’s portfolio with the prevailing growth trend boosted the fund’s performance during this period. In hindsight, however, it would have been advantageous to move out of foreign and global funds earlier. One example is Dodge & Cox Global Stock Fund (DODWX), which had good gains for the entire period it was held (from April 3 to November 9, 2017, it gained 8.52%). But from the start of the fiscal year (September 30, 2017) through the date we finished selling it, the fund lost 0.7%.

SRIFX also seeks to reward funds that have a strong impact focus. These funds actively engage with companies to help them make important improvements. SRIFX’s impact positions included Brown Advisory Sustainable Growth fund (BIAWX), Clearbridge Small Cap Growth Fund (LMOIX) and Calvert Large Cap Growth Fund (CGJIX).

Looking ahead
This is the second longest expansion in history without a decline of 20% or more, so we may be due for a selloff, and that could hurt SRIFX. In downturns, it’s typical for the funds that had done best get hit hardest, and SRIFX owns diversified funds that have had strong recent returns.

We also recognize that the U.S. growth trend has lasted longer than most market trends, and this, too, will change eventually. Even the most persistent market trends inevitably give way to something new, and our strategy is designed to capitalize on these changes.

Sustainable investing has been one of the fastest growing areas of the investing world, and SRIFX is designed to help investors capitalize on new opportunities in sustainable investing and invest in a way that has seeks to build wealth and a better world.

Annual Report 2018	Upgraderfunds.com	25

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

FundX Sustainable Impact Fund: Performance Summary

Annualized Returns as of September 30, 2018

As of 9/30/18	1 Year	Since Inception (3/31/17)
FundX Sustainable Impact Fund	17.12%	18.44%
S&P 500 Index	17.91%	17.26%
MSCI ACWI Index	9.77%	13.16%

FundX Sustainable Impact Fund Growth of $10,000 vs S&P 500 Index and MSCI ACWI Index

While the chart compares a mutual fund to an index, there are important differences between mutual funds and indexes. Market indexes are unmanaged and do not have expenses. The fund, on the other hand, is actively managed and seeks to meet a specific objective other than tracking the index, such as limiting risk or rotating among various sectors or investment styles. The fund also provides a wide range of services to shareholders, and it has transaction and other operational costs.

This chart illustrates the performance of a hypothetical $10,000 investment, including reinvested dividends and distributions, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.upgraderfunds.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year of final maturity. Returns include reinvested dividends but reflect no deduction for fees, expenses, or taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. One cannot invest directly in an index.

26	Annual Report 2018

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

0.2% Short-Term Investments,

Net of Other Liabilities

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 2018

Shares	Investment Companies: 99.8%	Value
	Aggressive Funds:
41,251	ClearBridge Small Cap Growth Fund - Class IS	$1,919,396
23,109	Eventide Gilead Fund - Class N *	928,294
	Total Aggressive Funds 14.4%	2,847,690

	Core Funds:
41,017	Amana Growth Fund - Institutional Class	1,682,928
121,233	Brown Advisory Sustainable Growth Fund - Institutional Class	3,013,858
52,475	Calvert US Large Cap Growth Responsible Index Fund - Class I ^	1,575,308
27,831	GuideStone Funds Small Cap Equity Fund - Class GS2	566,641
13,350	iShares Edge MSCI USA Momentum Factor ETF	1,588,650
24,640	Laudus US Large Cap Growth Fund	576,324
98,547	Polen Growth Fund - Institutional Class	2,950,491
33,361	The Hartford Growth Opportunities Fund - Class Y	1,943,306
3,490	Touchstone Mid Cap Growth Fund - Institutional Class	113,345
25,179	Vanguard US Growth Fund - Admiral Class	2,832,849
	Total Core Funds 85.4%	16,843,700

	Total Investment Companies
	(Cost $18,145,595)	19,691,390

	Short-Term Investments: 0.3%
49,348	Fidelity Investments Money Market Government Portfolio - Institutional Class, 1.95% #	49,348

	Total Short-Term Investments
	(Cost $49,348)	49,348

	Total Investments: 100.1%
	(Cost $18,194,943)	19,740,738

	Liabilities in Excess of Other Assets: (0.1)%	(15,744)

	Net Assets: 100.0%	$19,724,994

*	Non-income producing.
#	Annualized seven-day yield as of September 30, 2018.
^	A portion of the securities held by the fund are considered to be illiquid. The fair value total of the portion of all such illiquid securities is $832,067 (representing 4.2% of net assets). See Note 2 of the financial statements.

The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	27

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2018
	FundX	FundX Aggressive	FundX Conservative
	Upgrader Fund	Upgrader Fund	Upgrader Fund
Assets
Investments in securities, at value (identified cost $202,970,027, $39,559,522, $54,017,060) (See Note 2)	$235,384,956	$44,762,798	$59,794,879
Investments in short-term securities, at value (identified cost $369,633, $177,018, $259,296) (See Note 2)	369,633	177,018	259,296
Total investments, at value (identified cost $203,339,660, $39,736,540, $54,276,356) (See Note 2)	235,754,589	44,939,816	60,054,175
Cash	—	—	13,118
Receivables:
Investment securities sold	—	—	4,764,663
Fund shares sold	310,755	8,063	39,897
Dividends and interest	141,430	9,281	54,912
Prepaid expenses and other assets	27,751	13,663	14,555
Total Assets	236,234,525	44,970,823	64,941,320
Liabilities
Payables:
Investment securities purchased	—	—	4,755,000
Fund shares redeemed	378,593	12,067	8,131
Investment advisory fees, net	192,305	33,298	49,272
Administration and accounting fees	28,573	5,299	7,107
Audit fees	26,100	25,500	22,000
Custody fees	2,223	626	831
Transfer agent fees	19,628	4,826	5,533
Trustee fees	15,977	3,021	4,000
Other accrued expenses	19,411	4,318	5,476
Total liabilities	682,810	88,955	4,857,350
Net Assets	$235,551,715	$44,881,868	$60,083,970
Net assets applicable to shares outstanding	$235,551,715	$44,881,868	$60,083,970
Shares outstanding; unlimited number of shares authorized without par value	3,479,868	610,799	1,451,325
Net asset value, offering and redemption price per share	$67.69	$73.48	$41.40

Components of Net Assets
Paid-in capital	$183,121,208	$33,920,043	$51,823,738
Total distributable earnings	52,430,507	10,961,825	8,260,232
Net Assets	$235,551,715	$44,881,868	$60,083,970

The accompanying notes are an integral part of these financial statements.

28	Annual Report 2018

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2018
	FundX Flexible	FundX Tactical	FundX Sustainable
	Income Fund	Upgrader Fund	Impact Fund
Assets
Investments in securities, at value (identified cost $97,599,959, $30,235,211, $18,145,595) (See Note 2)	$99,136,341	$33,492,041	$19,691,390
Investments in short-term securities, at value (identified cost $96,837, $13,549,702, $49,348) (See Note 2)	96,837	13,549,702	49,348
Total investments, at value (identified cost $97,696,796, $43,784,913, $18,194,943) (See Note 2)	99,233,178	47,041,743	19,740,738
Cash	50,341	—	—
Deposit at broker for written options	—	16,422	—
Receivables:
Investment securities sold	18,301,383	—	—
Fund shares sold	292,626	—	5,000
Dividends and interest	135,000	55,623	3,648
Prepaid expenses and other assets	23,791	13,037	12,020
Total assets	118,036,319	47,126,825	19,761,406
Liabilities
Written Options, at value
(Premiums received $0, $56,887, $0)	-	61,250	—
Payables:
Investment securities purchased	17,990,000	—	—
Fund shares redeemed	8,467	—	—
Investment advisory fees, net	61,420	40,024	12,600
Administration and accounting fees	12,156	6,163	2,243
Audit fees	22,500	22,000	16,000
Custody fees	1,272	1,451	791
Transfer agent fees	7,958	3,855	1,446
Trustee fees	6,736	3,260	1,306
Other accrued expenses	7,838	4,578	2,026
Total liabilities	18,118,347	142,581	36,412
Net Assets	$99,917,972	$46,984,244	$19,724,994
Net assets applicable to shares outstanding	$99,917,972	$46,984,244	$19,724,994
Shares outstanding; unlimited number of shares authorized without par value	3,505,669	1,835,976	622,915
Net asset value, offering and redemption price per share	$28.50	$25.59	$31.67

Components of Net Assets
Paid-in capital	$99,471,222	$44,296,198	$16,761,410
Total distributable earnings	446,750	2,688,046	2,963,584
Net assets	$99,917,972	$46,984,244	$19,724,994

The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	29

STATEMENT OF OPERATIONS For The Year Ended September 30, 2018
	FundX	FundX Aggressive	FundX Conservative
	Upgrader Fund	Upgrader Fund	Upgrader Fund
INVESTMENT INCOME
Dividends	$1,482,508	$227,287	$1,136,757
Interest	7,598	1,626	2,299
Total investment income	1,490,106	228,913	1,139,056
EXPENSES
Investment advisory fees	2,269,958	437,046	581,692
Transfer agent fees	170,483	52,788	51,460
Administration and accounting fees	168,361	34,103	45,105
Reports to shareholders	26,869	7,920	9,294
Custody fees	13,133	3,666	4,552
Audit fees	26,100	25,500	22,000
Registration fees	22,266	20,356	19,767
Trustee fees	63,778	12,160	16,157
Miscellaneous expenses	16,769	7,774	8,686
Interest expense (Note 6)	1,117	428	734
Legal fees	78,271	15,458	19,844
Insurance expense	15,046	2,917	3,853
Total expenses	2,872,151	620,116	783,144
Plus/Less: fees recaptured/waived	—	(29,675)	2,876
Less: expenses paid indirectly (Note 3)	(129,198)	(8,504)	(21,327)
Net expenses	2,742,953	581,937	764,693
Net Investment income (loss)	(1,252,847)	(353,024)	374,363
REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	13,092,326	5,564,306	1,284,927
Net realized gains	13,092,326	5,564,306	1,284,927
Capital gain distributions from regulated investment companies	10,194,592	1,004,367	1,856,202
Change in net unrealized appreciation / depreciation on investments	15,770,529	1,119,148	2,688,645
Net realized and unrealized gain on investments	39,057,447	7,687,821	5,829,774
Net increase in net assets resulting from operations	$37,804,600	$7,334,797	$6,204,137

The accompanying notes are an integral part of these financial statements.

30	Annual Report 2018

STATEMENT OF OPERATIONS For The Year Ended September 30, 2018
	FundX Flexible	FundX Tactical	FundX Sustainable
	Income Fund	Upgrader Fund	Impact Fund
INVESTMENT INCOME
Dividends	$3,915,819	$298,453	$112,128
Interest	—	218,190	983
Total investment income	3,915,819	516,643	113,111
EXPENSES
Investment advisory fees	697,555	447,039	152,284
Transfer agent fees	62,856	22,247	7,879
Administration and accounting fees	76,334	35,079	11,637
Reports to shareholders	12,279	6,440	3,488
Custody fees	7,125	8,315	2,798
Audit fees	22,500	22,000	16,011
Registration fees	22,241	20,579	25,155
Trustee fees	27,809	12,628	4,657
Other expenses	340	—	—
Miscellaneous expenses	10,510	7,905	6,287
Interest expense (Note 6)	1,173	—	32
Legal fees	33,419	15,731	4,999
Insurance expense	6,694	2,877	735
Total expenses	980,835	600,840	235,962
Plus/Less: fees recaptured/waived	7,220	2,662	(30,358)
Less: expenses paid indirectly (Note 3)	(13,857)	(11,567)	—
Net expenses	974,198	591,935	205,604
Net Investment income (loss)	2,941,621	(75,292)	(92,493)
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(464,124)	(2,069,186)	1,333,301
Written options	—	845,518	—
Net realized gains (losses)	(464,124)	(1,223,668)	1,333,301
Capital gain distributions from regulated investment companies	372,216	778,902	400,247
Change in net unrealized appreciation / depreciation on:
Investments	(1,678,617)	1,590,887	802,285
Written options	—	(4,363)	—
Net unrealized appreciation / depreciation	(1,678,617)	1,586,524	802,285
Net realized and unrealized gain (loss) on investments	(1,770,525)	1,141,758	2,535,833
Net increase (decrease) in net assets resulting from operations	$1,171,096	$1,066,466	$2,443,340

The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	31

FUNDX	Upgrader Fund Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended	Year Ended
	September 30, 2018	September 30, 2017
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(1,252,847)	$501,888
Net realized gain on investments	13,092,326	20,311,818
Capital gain distributions from regulated investment companies	10,194,592	4,358,036
Change in net unrealized appreciation / depreciation of investments	15,770,529	5,039,859
Net increase in net assets resulting from operations	37,804,600	30,211,601
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(1,008,825)	(1,142,183)
Total distributions to shareholders	(1,008,825)	(1,142,183)*
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(23,325,938)	(32,945,991)
Total change in net assets	13,469,837	(3,876,573)

NET ASSETS:
Beginning of year	222,081,878	225,958,451
End of year	$235,551,715	$222,081,878**

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	199,242	$12,552,666	239,019	$12,578,534
Shares issued in reinvestment of distributions	16,570	998,499	21,557	1,128,931
Shares redeemed	(596,492)	(36,877,103)	(873,066)	(46,653,456)
Net change in shares outstanding	(380,680)	$(23,325,938)	(612,490)	$(32,945,991)

*	Includes net investment income distributions of $1,142,183.
**	Includes accumulated undistributed net investment income of $1,008,825.

The accompanying notes are an integral part of these financial statements.

32	Annual Report 2018

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(353,024)	$(21,944)
Net realized gain on investments	5,564,306	2,643,264
Capital gain distributions from regulated investment companies	1,004,367	408,757
Change in net unrealized appreciation / depreciation of investments	1,119,148	638,913
Net increase in net assets resulting from operations	7,334,797	3,668,990
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	—	(139,195)
Total distributions to shareholders	—	(139,195)*
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	(5,829,222)	(13,684,365)
Total change in net assets	1,505,575	(10,154,570)

NET ASSETS:
Beginning of year	43,376,293	53,530,863
End of year	$44,881,868	$43,376,293**

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	32,728	$2,240,233	20,691	$1,184,244
Shares issued in reinvestment of distributions	—	—	2,419	138,440
Shares redeemed	(119,705)	(8,069,455)	(259,416)	(15,007,049)
Net change in shares outstanding	(86,977)	$(5,829,222)	(236,306)	$(13,684,365)

*	Includes net investment income distributions of $139,195.
**	Includes accumulated undistributed net investment loss of $51,431.

The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	33

RELAX	Conservative Upgrader Fund Balanced Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$374,363	$750,561
Net realized gain on investments	1,284,927	3,648,015
Capital gain distributions from regulated investment companies	1,856,202	891,331
Change in net unrealized appreciation / depreciation of investments	2,688,645	654,955
Net increase in net assets resulting from operations	6,204,137	5,944,862
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(4,636,415)	(786,756)
Total distributions to shareholders	(4,636,415)	(786,756)*
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	932,301	(2,777,985)
Total change in net assets	2,500,023	2,380,121

NET ASSETS:
Beginning of year	57,583,947	55,203,826
End of year	$60,083,970	$57,583,947**

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	223,617	$8,979,516	186,861	$7,147,791
Shares issued in reinvestment of distributions	119,935	4,613,904	20,738	779,739
Shares redeemed	(317,363)	(12,661,119)	(279,697)	(10,705,515)
Net change in shares outstanding	26,189	$932,301	(72,098)	$(2,777,985)

*	Includes net investment income distributions of $786,756.
**	Includes accumulated undistributed net investment income of $543,186.

The accompanying notes are an integral part of these financial statements.

34	Annual Report 2018

INCMX	Flexible Income Fund Fixed Income

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,941,621	$3,301,858
Net realized gain (loss) on investments	(464,124)	980,179
Capital gain distributions from regulated investment companies	372,216	190,859
Change in net unrealized appreciation / depreciation of investments	(1,678,617)	19,568
Net increase in net assets resulting from operations	1,171,096	4,492,464
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(3,390,059)	(2,267,986)
Total distributions to shareholders	(3,390,059)	(2,267,986)*
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	4,046,940	4,468,043
Total change in net assets	1,827,977	6,692,521

NET ASSETS:
Beginning of year	98,089,995	91,397,474
End of year	$99,917,972	$98,089,995**

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	845,382	$24,039,715	892,658	$25,100,419
Shares issued in reinvestment of distributions	118,728	3,376,614	81,064	2,254,390
Shares redeemed	(822,172)	(23,369,389)	(804,832)	(22,886,766)
Net change in shares outstanding	141,938	$4,046,940	168,890	$4,468,043

*	Includes net investment income distributions of $2,267,986.
**	Includes accumulated undistributed net investment income of $2,478,163.

The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	35

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2018	Year Ended September 30, 2017
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(75,292)	$(6,333)
Net realized gain (loss) on investments	(2,069,186)	3,611,007
Net realized gain on written options	845,518	351,957
Capital gain distributions from regulated investment companies	778,902	310,032
Change in net unrealized appreciation / depreciation of:
Investments	1,590,887	171,632
Written options	(4,363)	—
Net increase in net assets resulting from operations	1,066,466	4,438,295
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(19,314)	(128,072)
Total distributions to shareholders	(19,314)	(128,072)*
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	3,474,488	867,953
Total change in net assets	4,521,640	5,178,176

NET ASSETS:
Beginning of year	42,462,604	37,284,428
End of year	$46,984,244	$42,462,604**

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	313,288	$8,059,497	329,706	$7,633,888
Shares issued in reinvestment of distributions	779	19,309	5,560	128,057
Shares redeemed	(180,913)	(4,604,318)	(298,096)	(6,893,992)
Net change in shares outstanding	133,154	$3,474,488	37,170	$867,953

*	Includes net investment income distributions of $128,072.
**	Includes accumulated undistributed net investment income of $19,314.

The accompanying notes are an integral part of these financial statements.

36	Annual Report 2018

SRIFX	Sustainable Impact Fund Global Growth and Impact Fund

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2018	March 31, 2017* through September 31, 2017
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(92,493)	$(36,724)
Net realized gain on investments	1,333,301	51,463
Capital gain distributions from regulated investment companies	400,247	4,964
Change in net unrealized appreciation / depreciation of investments	802,285	743,510
Net increase in net assets resulting from operations	2,443,340	763,213
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(212,439)	—
Total distributions to shareholders	(212,439)	—
CAPITAL SHARE TRANSACTIONS
Net change in net assets derived from net change in outstanding shares (a)	6,667,043	10,063,837
Total change in net assets	8,897,944	10,827,050

NET ASSETS:
Beginning of period/year	10,827,050	—
End of period/year	$19,724,994	$10,827,050

(a) Summary of capital share transactions is as follows:

	Year Ended September 30, 2018		March 31, 2017* through September 31, 2017
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	250,775	$7,293,109	395,219	$10,109,663
Shares issued in reinvestment of distributions	7,431	212,439	—	—
Shares redeemed	(28,774)	(838,505)	(1,736)	(45,826)
Net change in shares outstanding	229,432	$6,667,043	393,483	$10,063,837

*	The FundX Sustainable Impact Fund was incepted March 31, 2017.

The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	37

FUNDX	Upgrader Fund Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$57.53	$50.52	$46.99	$47.60	$42.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.34) (6)	0.12 (6)	0.11 (6)	(0.11) (6)	0.03 (6)
Net realized and unrealized gain (loss) on investments	10.77	7.15	3.67	(0.31)	5.47
Total from investment operations	10.43	7.27	3.78	(0.42)	5.50

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.26)	(0.25)	(0.19)	(0.13)
From net realized gain	—	—	—	—	—
Total distributions	(0.27)	(0.26)	(0.25)	(0.19)	(0.13)
Paid-in capital from redemption fees (Note 2)	—	—	—	—	0.00 (2)
Net asset value, end of year	$67.69	$57.53	$50.52	$46.99	$47.60

Total return	18.19%	14.45%	8.05%	(0.91)%	13.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$235.55	$222.10	$226.00	$243.40	$268.90

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.27% (7)	1.31% (7)	1.31%	1.28%	1.26%
After fees waived and expenses absorbed (4)	1.27% (7)	1.31% (7)	1.29%	1.25%	1.25%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	(0.61)% (7)	0.19% (7)	0.19%	(0.28)%	0.02%
After fees waived and expenses absorbed (5)	(0.61)% (7)	0.19% (7)	0.21%	(0.25)%	0.03%
Portfolio turnover rate	83%	172%	172%	115%	164%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.21%, 1.28%, 1.27%, 1.22%, and 1.22%, for the years ended September 30, 2018, September 30, 2017, September 30, 2016, September 30, 2015, and September 30, 2014, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.55)%, 0.22%, 0.23%, (0.22)%, and 0.06%, for the years ended September 30, 2018, September 30, 2017, September 30, 2016, September 30, 2015, and September 30, 2014, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $1,117 or 0.00% and $737 or 0.00% of average net assets for the year ended September 30, 2018 and September 30, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

38	Annual Report 2018

HOTFX	Aggressive Upgrader Fund Aggressive Growth Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$62.16	$57.31	$52.78	$53.64	$48.90
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1)	(0.55) (6)	(0.03) (6)	(0.01) (6)	(0.42) (6)	(0.12) (6)
Net realized and unrealized gain (loss) on investments	11.87	5.04	4.58	(0.29)	4.89
Total from investment operations	11.32	5.01	4.57	(0.71)	4.77

LESS DISTRIBUTIONS:
From net investment income	—	(0.16)	(0.04)	(0.15)	(0.03)
From net realized gain	—	—	—	—	—
Total distributions	—	(0.16)	(0.04)	(0.15)	(0.03)
Paid-in capital from redemption fees (Note 2)	—	—	—	—	0.00 (2)
Net asset value, end of year	$73.48	$62.16	$57.31	$52.78	$53.64

Total return	18.21%	8.77%	8.67%	(1.33)%	9.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$44.9	$43.4	$53.5	$60.1	$71.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.42% (7)	1.45% (7)	1.41%	1.39%	1.36%
After fees waived and expenses absorbed (4)	1.35% (7)	1.35% (7)	1.31%	1.25%	1.25%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	(0.90)% (7)	(0.15)% (7)	(0.15)%	(0.92)%	(0.35)%
After fees waived and expenses absorbed (5)	(0.83)% (7)	(0.05)% (7)	(0.05)%	(0.78)%	(0.24)%
Portfolio turnover rate	144%	186%	226%	136%	168%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.33%, 1.34%, 1.29%, 1.20%, and 1.24%, for the years ended September 30, 2018, September 30, 2017, September 30, 2016, September 30, 2015, and September 30, 2014, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.81)%, (0.05)%, (0.03)%, (0.73)%, and (0.23)%, for the years ended September 30, 2018, September 30, 2017, September 30, 2016, September 30, 2015, and September 30, 2014, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $428 or 0.00% and $1,864 or 0.00% of average net assets for the year ended September 30, 2018 and September 30, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	39

RELAX	Conservative Upgrader Fund Balanced Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$40.41	$36.87	$35.67	$40.46	$37.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.26 (6)	0.51 (6)	0.48 (6)	0.38 (6)	0.53 (6)
Net realized and unrealized gain (loss) on investments	4.01	3.57	2.18	(0.70)	3.18
Total from investment operations	4.27	4.09	2.66	(0.32)	3.71

LESS DISTRIBUTIONS:
From net investment income	(0.52)	(0.54)	(0.54)	(0.61)	(0.52)
From net realized gain	(2.76)	—	(0.92)	(3.86)	—
Total distributions	(3.28)	(0.54)	(1.46)	(4.47)	(0.52)
Paid-in capital from redemptions fees (Note 2)	—	—	—	—	0.00 (2)
Net asset value, end of year	$41.40	$40.41	$36.87	$35.67	$40.46

Total return	11.22%	11.19%	7.61%	(1.21)%	9.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$60.1	$57.6	$55.2	$53.1	$56.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees recaptured/waived and expenses absorbed	1.35% (7)	1.40% (7)	1.40%	1.41%	1.38%
After fees recaptured/waived and expenses absorbed (4)	1.35% (7)	1.35% (7)	1.32%	1.25%	1.25%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.61% (7)	1.25% (7)	1.23%	0.80%	1.17%
After fees waived and expenses absorbed (5)	0.61% (7)	1.30% (7)	1.31%	0.96%	1.30%
Portfolio turnover rate	92%	129%	140%	140%	127%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.31%, 1.32%, 1.30%, 1.23%, and 1.21%, for the years ended September 30, 2018, September 30, 2017, September 30, 2016, September 30, 2015, and September 30, 2014, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 0.65%, 1.33%, 1.33%, 0.98%, and 1.34%, for the years ended September 30, 2018, September 30, 2017, September 30, 2016, September 30, 2015, and September 30, 2014, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $734 or 0.00% and $366 or 0.00% of average net assets for the year ended September 30, 2018 and September 30, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

40	Annual Report 2018

INCMX	Flexible Income Fund Fixed Income

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$29.16	$28.61	$28.25	$30.35	$30.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (1)	0.84 (6)	0.97 (6)	0.79 (6)	0.90 (6)	0.93 (6)
Net realized and unrealized gain (loss) on investments	(0.48)	0.33	0.82	(1.21)	0.61
Total from investment operations	0.36	1.30	1.61	(0.31)	1.54

LESS DISTRIBUTIONS:
From net investment income	(1.02)	(0.75)	(1.25)	(1.06)	(1.28)
From net realized gain	—	—	—	(0.73)	(0.23)
Total distributions	(1.02)	(0.75)	(1.25)	(1.79)	(1.51)
Paid-in capital from redemption fees (Note 2)	—	—	—	—	0.00 (2)
Net asset value, end of year	$28.50	$29.16	$28.61	$28.25	$30.35

Total return	1.25%	4.74%	5.86%	(1.12)%	5.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$99.9	$98.1	$91.4	$106.9	$149.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	0.98% (7)	1.03% (7)	1.01%	1.04%	0.96%
After fees waived and expenses absorbed (4)	0.99% (7)	0.99% (7)	0.99%	0.99%	0.96%

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS (3):
Before fees recaptured/waived and expenses absorbed	2.95% (7)	3.35% (7)	2.79%	2.98%	3.04%
After fees recaptured/waived and expenses absorbed (5)	2.94% (7)	3.39% (7)	2.81%	3.03%	3.04%
Portfolio turnover rate	105%	82%	130%	124%	54%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 0.98%, 0.96%, 0.97%, 0.96%, and 0.93%, for the years ended September 30, 2018, September 30, 2017, September 30, 2016, September 30, 2015, and September 30, 2014, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income to average net assets would have been 2.95%, 3.41%, 2.83%, 3.07%, and 3.07%, for the years ended September 30, 2018, September 30, 2017, September 30, 2016, September 30, 2015, and September 30, 2014, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $1,173 or 0.00% and $999 or 0.00% of average net assets for the years ended September 30, 2018 and September 30, 2017, respectively.

The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	41

TACTX	Tactical Upgrader Fund Growth & Tactical Hedge

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.94	$22.38	$20.20	$20.31	$20.49
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)	(0.04) (6)	(0.00) (6)(2)	0.07 (6)	0.07 (6)	0.02 (6)
Net realized and unrealized gain (loss) on investments	0.70	2.64	2.23	(0.13)	(0.20)
Total from investment operations	0.66	2.64	2.30	(0.06)	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.08)	(0.12)	(0.05)	—
From net realized gain	—	—	—	—	—
Total distributions	(0.01)	(0.08)	(0.12)	(0.05)	—
Net asset value, end of year	$25.59	$24.94	$22.38	$20.20	$20.31

Total return	2.65%	11.82%	11.43%	(0.32)%	(0.93)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$47.0	$42.5	$37.3	$35.9	$45.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS (3):
Before fees waived and expenses absorbed	1.34%	1.42% (7)	1.42%	1.43%	1.33%
After fees waived and expenses absorbed (4)	1.35%	1.35% (7)	1.31%	1.25%	1.25%

RATIO OF NET INVESTMENT (LOSS)
TO AVERAGE NET ASSETS (3):
Before fees recaptured/waived and expenses absorbed	(0.19)%	(0.11)% (7)	0.23%	0.13%	0.01%
After fees recaptured/waived and expenses absorbed (5)	(0.20)%	(0.04)% (7)	0.34%	0.31%	0.10%
Portfolio turnover rate	524%	396%	220%	279%	202%

(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Amount is less than $0.01.
(3)	Does not include expenses of investment companies in which the Fund invests.
(4)
Including credits for expenses paid indirectly, the ratio of expenses to average net assets would have been 1.32%, 1.32%, 1.31%, 1.24%, and 1.25%, for the years ended September 30, 2018, September 30, 2017, September 30, 2016, September 30, 2015, and September 30, 2014, respectively. (Note 3)

(5)
Including credits for expenses paid indirectly, the ratio of net investment income (loss) to average net assets would have been (0.17)%, (0.02)%, 0.34%, 0.32%, and 0.10%, for the years ended September 30, 2018, September 30, 2017, September 30, 2016, September 30, 2015, and September 30, 2014, respectively. (Note 3)

(6)	Calculated using the average shares outstanding method.
(7)	Includes interest expense of $26 or 0.00% of average net assets for the year ended September 30, 2017.

The accompanying notes are an integral part of these financial statements.

42	Annual Report 2018

SRIFX	Tactical Upgrader Fund Growth & Tactical Hedge

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year
	Year Ended September 30, 2018	March 31, 2017* through September 30, 2017
Net asset value, beginning of period/year	$27.52	$25.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (1)	(0.18) (4)	(0.13) (4)
Net realized and unrealized gain on investments	4.84	2.65
Total from investment operations	4.66	2.52

LESS DISTRIBUTIONS:
From net investment income	(0.40)	—
From net realized gain	(0.11)	—
Total distributions	(0.51)	—
Paid-in capital from redemption fees (Note 2)	—	—
Net asset value, end of period/year	$31.67	$27.52

Total return	17.12%	10.08% ^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$19.7	$10.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	1.55% (3)	2.25% + (3)
After fees waived and expenses absorbed	1.35% (3)	1.35% + (3)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS (2):
Before fees waived and expenses absorbed	(0.81)% (3)	(1.85)% + (3)
After fees waived and expenses absorbed	(0.61)% (3)	(0.95)% + (3)
Portfolio turnover rate	161%	27% ^

*	The FundX Sustainable Impact Fund inception date was March 31, 2017.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of investment companies in which the Fund invests.
(3)	Includes interest expense of $32 or 0.00% and $0 or 0.00% of average net assets for the period/year ended September 30, 2018 and September 30, 2017, respectively.
(4)	Calculated using the average shares outstanding method.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report 2018	Upgraderfunds.com	43

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2018

NOTE 1 – ORGANIZATION
FundX Investment Trust (the “Trust”) was organized as a Delaware business trust on March 12, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds comprising the Trust consist of FundX Upgrader Fund (“Upgrader Fund”), FundX Aggressive Upgrader Fund (“Aggressive Fund”), FundX Conservative Upgrader Fund (“Conservative Fund”), FundX Flexible Income Fund (“Flexible Income Fund”), FundX Tactical Upgrader Fund (“Tactical Fund”), and FundX Sustainable Impact Fund (“Sustainable Impact Fund”), collectively, the “Funds”. Effective March 31, 2017, the Trust launched the Sustainable Impact Fund. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds were organized to serve as Successor Funds to certain predecessor mutual funds that were previously part of another investment company, Professionally Managed Portfolios, which were also advised by the FundX Investment Group, LLC (the “Advisor”) and were merged with and into the Successor Funds as part of a reorganization transaction that became effective on August 4, 2014, except for the Sustainable Impact Fund.

The Upgrader Fund commenced operations on November 1, 2001. The Aggressive Fund, Conservative Fund and Flexible Income Fund commenced operations on July 1, 2002. Tactical Fund commenced operations on February 29, 2008. The Sustainable Impact Fund commenced operations on March 31, 2017.

The investment objective of the Upgrader Fund and the Aggressive Fund is to maximize capital appreciation over the long term without regard to income. The investment objective of the Conservative Fund is to obtain capital appreciation over the long term while at times providing a low level of current income to reduce portfolio volatility. The investment objective of the Flexible Income Fund is to generate total return, which is capital appreciation plus current income. The investment objective of the Tactical Fund is to seek long-term capital appreciation with less volatility than the broad equity market; capital preservation is a secondary consideration. The investment objective of the Sustainable Impact Fund is to obtain long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation. Investments in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Funds’ investments in investment companies are furnished by an independent pricing service that has been approved by the Funds’ board of directors. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60, at time of purchase, days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2018 the Funds did not hold fair valued securities.

The Funds may utilize various methods to measure the fair value of some of their investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2	–	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3	–	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the

44	Annual Report 2018

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2018, continued

security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2018:

FUNDX UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$235,384,956	$—	$—	$235,384,956
Short-Term Investments	369,633	—	—	369,633
Total Investments in Securities	$235,754,589	$—	$—	$235,754,589

FUNDX AGGRESSIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$44,762,798	$—	$—	$44,762,798
Short-Term Investments	177,018	—	—	177,018
Total Investments in Securities	$44,939,816	$—	$—	$44,939,816

FUNDX CONSERVATIVE UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$59,794,879	$—	$—	$59,794,879
Short-Term Investments	259,296	—	—	259,296
Total Investments in Securities	$60,054,175	$—	$—	$60,054,175

FUNDX FLEXIBLE INCOME FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$99,136,341	$—	$—	$99,136,341
Short-Term Investments	96,837	—	—	96,837
Total Investments in Securities	$99,233,178	$—	$—	$99,233,178

FUNDX TACTICAL UPGRADER FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$33,009,141	$—	$—	$33,009,141
Short-Term Investments	13,549,702	—	—	13,549,702
Purchased Options	—	482,900	—	482,900
Total Investments in Securities	$46,558,843	$482,900	$—	$47,041,743

Other Financial Instruments Written Options	$—	$(61,250)	$—	$(61,250)

FUNDX SUSTAINABLE IMPACT FUND	Level 1	Level 2	Level 3	Total
Investment Companies	$19,691,390	$—	$—	$19,691,390
Short-Term Investments	49,348	—	—	49,348
Total Investments in Securities	$19,740,738	$—	$—	$19,740,738

See schedule of investments for breakout of investment company types.

B. Federal Income Taxes. The Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Annual Report 2018	Upgraderfunds.com	45

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2018, continued

Net capital losses incurred after October 31 and late year losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

For fiscal year ended September 30, 2018, the Tactical Upgrader Fund had deferred late year losses and post October losses in the amounts of $58,553 and $402,542, respectively. No other fund had any late year losses or post October losses.

At September 30, 2018, the following capital loss carry forwards were available:

	Infinite Short-Term	Infinite Long-Term	Total
FLEXIBLE INCOME FUND	$2,962,523	$31,062	$2,993,585

As of September 30, 2018, there were no Capital Loss Carryover available to offset future gains for the Upgrader Fund, Aggressive Upgrader Fund, Conservative Upgrader Fund, Tactical Upgrader Fund, and Sustainable Impact Fund.

For fiscal year ended September 30, 2018, the following fund have utilized Capital Loss Carryover in the following amount:

FLEXIBLE INCOME FUND                              $12,248

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017, or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and California State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C. Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F. Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

G. Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H. Options Contracts. When the Tactical Upgrader Fund writes an option, an amount equal to the premium received is recorded as a liability and is sub-sequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised is treated by the Tactical Upgrader Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Tactical Upgrader Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Tactical Upgrader Fund. The Tactical Upgrader Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

46	Annual Report 2018

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2018, continued

When the Funds purchase an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Tactical Fund may invest, at the time of purchase, up to 5% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Tactical Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance. The Tactical Fund had purchased options and written options as of September 30, 2018.

Statement of Assets and Liabilities – Market Values of Derivative Instruments as of September 30, 2018:

		Market Value
FUNDX TACTICAL UPGRADER FUND
Equity Contracts	Investments in Securities	$482,900
	Written Options	$(61,250)

Statement of Operations – The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2018 were as follows:

Amount of realized gain (loss) on derivative instruments recognized in income:

	Purchased Options	Written Options
FUNDX TACTICAL UPGRADER FUND	$(4,079,565)	$845,518

Change in unrealized appreciation (depreciation) on derivative instruments recognized in income:

	Purchased Options	Written Options
FUNDX TACTICAL UPGRADER FUND	$23,922	$(4,363)

The following table shows the average volume of derivative activity for the Tatical Upgrader Fund during the year ended September 31, 2018:

FUNDX TACTICAL UPGRADER FUND
Derivative Type	Unit of Measure	Average Volume
Purchased Options	Contracts	2,231
Purchased Options	Notional	$61,003,123
Written Options	Contracts	(215)
Written Options	Notional	$3,530,715

I. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2018, the following adjustments were made:

	Undistributed Net Investment Income	Accumulated Gains/Losses	Paid-In Capital
UPGRADER FUND	$1,252,847	$(3,271,340)	$2,018,493
AGGRESSIVE FUND	404,455	(810,124)	405,669
CONSERVATIVE FUND	34,695	(598,659)	563,964
FLEXIBLE INCOME FUND	(124,139)	124,139	-
TACTICAL FUND	16,739	(19,612)	2,873
SUSTAINABLE IMPACT FUND	260,712	(291,242)	30,530

Annual Report 2018	Upgraderfunds.com	47

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2018, continued

The permanent differences primarily relate to ETF and mutual fund dividend reclassifications, capital loss carryforward expiring, and net operating losses.

J. Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued, and determined that there are no items to disclose.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
FundX Investment Group, LLC (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and most of the personnel needed by the Funds. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on net assets of $500 million to $750 million, 0.80% on net assets of $750 million to $1 billion and 0.70% on net assets exceeding $1 billion for the Upgrader Fund, the Aggressive Fund, the Conservative Fund, and the Sustainable Impact Fund. For the Flexible Income Fund, the Advisor receives a monthly fee at an annual rate of 0.70% based upon the average daily net assets of the Fund. For the Tactical Fund, the Advisor receives a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the fund. For the year ended September 30, 2018,  the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Sustainable Impact Fund incurred $2,269,958, $437,046, $581,692, $697,555, $447,039, $152,284 in investment advisory fees, respectively.

The Advisor has contractually agreed to limit the Funds’ total operating expenses by reducing all or a portion of their fees and reimbursing the Funds’ expenses so that their ratio of expenses to average net assets will not exceed the following:

UPGRADER FUND	1.35%	FLEXIBLE INCOME FUND	0.99%
AGGRESSIVE FUND	1.35%	TACTICAL FUND	1.35%
CONSERVATIVE FUND	1.35%	SUSTAINABLE IMPACT FUND	1.35%

From August 4, 2014, the Fund’s commencement of operations, to January 31, 2016 the Fund’s expense were capped at 1.25%, 1.25%, 1.25%, 0.99%, and 1.25% of average daily net assets for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, and Tactical Fund, respectively. On November 18, 2015 the Board of Trustees approved a proposal to increase the expense cap to 1.35%, 1.35%, 1.35%, and 1.35% of average daily net assets for the Upgrader Fund, Aggressive Fund, Conservative Fund, and Tactical Fund, respectively, effective February 1, 2016. There were no changes to the allowable expense of Flexible Income Fund.

The contract is in effect through January 31, 2020 and may be terminated at any time by the Board of Trustees upon sixty days written notice to the Advisor. The Advisor is permitted to seek reimbursement from the Funds, subject to limitations, for fees waived and/or Fund expenses it pays over the following thirty six months after such payment. The Funds must pay their current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended September 30, 2018, the Advisor waived $0, $29,675, $30,358 in fees for the Upgrader Fund, Aggressive Fund, and Sustainable Impact Fund, respectively. For the year ended September 30, 2018, the Advisor recaptured fees of $2,876, $7,220, and $2,662 from the Conservative Fund, Flexible Fund, and Tactical Fund, respectively.

At September 30, 2018, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income, Tactical Fund and Sustainable Impact Fund that may be recouped was $43,606, $125,211, $71,085, $54,988, $62,606, and $65,010 respectively. The Advisor may recapture portions of the above amounts no later than the dates as stated below:

	September
	2019	2020	2021	Total
UPGRADER FUND	$43,606	$—	$—	$43,606
AGGRESSIVE FUND	52,366	43,170	29,675	125,211
CONSERVATIVE FUND	42,748	28,337	—	71,085
FLEXIBLE FUND	17,601	34,352	—	51,953
TACTICAL FUND	36,497	26,109	—	62,606
SUSTAINABLE IMPACT FUND	—	34,652	30,358	65,010

U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration  services for the year ended September 30, 2018 are disclosed in the Statements of Operations.

48	Annual Report 2018

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2018, continued

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”). Both the Distributor and Custodian are both affiliates of the Administrator.

U.S. Bank receives fees from the underlying funds (“Underlying Funds”) in which the Funds invest for servicing these same shareholder accounts of the underlying Funds by third parties. Fund Services and the Funds have agreed that Fund Services will reduce its fees for fund administration, fund accounting, fund transfer agency and fund custodial services in an amount equal to 70% of the fees received by U.S. Bank. For the year ended September 30, 2018, this expense reduction, in aggregate, equaled $129,198, $8,504, $21,327, $13,857. $11,567, and $0 for the Upgrader Fund, Aggressive Fund, Conservative Fund, Flexible Income Fund, Tactical Fund and Sustainable Impact Fund, respectively. These expense reductions are reflected on the Statement of Operations as “expenses paid indirectly.”

NOTE 4 – PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from the sales of securities, excluding short-term investments, for the year ended September 30, 2018 are as follows:

	Purchases	Sales
UPGRADER FUND	$188,050,733	$203,242,569
AGGRESSIVE FUND	62,500,669	67,761,560
CONSERVATIVE FUND	53,178,573	54,821,421
FLEXIBLE INCOME FUND	107,418,826	103,995,525
TACTICAL FUND	152,423,449	152,645,520
SUSTAINABLE IMPACT FUND	31,027,212	24,282,326

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the year ended September 30, 2018 and the year ended September 30, 2017 were as follows:
	September 30, 2018		September 30, 2017
	Ordinary Income	Long-Term Capital Gain*	Ordinary Income	Long-Term Capital Gain*
UPGRADER FUND	$1,008,825	$—	$1,142,183	$—
AGGRESSIVE FUND	—	—	139,195	—
CONSERVATIVE FUND	2,572,770	2,063,645	786,756	—
FLEXIBLE INCOME FUND	3,390,059	—	2,267,986	—
TACTICAL FUND	19,314	—	128,072	—
SUSTAINABLE IMPACT FUND	211,212	1,227	—	—

* Designated as long-term capital gain divided, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2018.

As of September 30, 2018, components of distributable earnings on a tax basis were as follows:

	FUNDX UPGRADER FUND	FUNDX AGGRESSIVE UPGRADER FUND	FUNDX CONSERVATIVE UPGRADER FUND
Cost of investments	$203,339,660	$39,736,540	$54,276,379
Gross tax unrealized appreciation	32,414,929	5,203,276	5,825,536
Gross tax unrealized depreciation	—	—	(47,740)
Net tax unrealized appreciation	$32,414,929	$5,203,276	$5,777,796
Undistributed ordinary income	$8,130,940	$2,154,279	$770,614
Undistributed long-term capital gain	11,884,638	3,604,270	1,711,822
Total distributable earnings	$20,015,578	$5,758,549	$2,482,436
Other accumulated loss	—	—	—
Total accumulated gain/(loss)	$52,430,507	$10,961,825	$8,260,232

Annual Report 2018	Upgraderfunds.com	49

NOTES TO THE FINANCIAL STATEMENTS SEPTEMBER 30, 2018, continued

	FUNDX FLEXIBLE INCOME FUND	FUNDX TACTICAL UPGRADER FUND	FUNDX SUSTAINABLE IMPACT FUND
Cost of investments	$97,698,429	$43,888,239	$18,197,191
Gross tax unrealized appreciation	1,754,317	3,327,016	1,563,474
Gross tax unrealized depreciation	(219,568)	(173,512)	(19,927)
Net tax unrealized appreciation	$1,534,749	$3,153,504	$1,543,547
Undistributed ordinary income	$1,905,586	$—	$947,697
Undistributed long-term capital gain	—	—	472,340
Total distributable earnings	$1,905,586	$—	$1,420,037
Other accumulated loss	(2,993,585)	(465,458)	—
Total accumulated gain/(loss)	$446,750	$2,688,046	$2,963,584

Differences between book-basis and tax-basis unrealized appreciation is attributable to wash sale deferrals.

NOTE 6 – CREDIT FACILITY
U.S. Bank N.A. had made available a $50 million unsecured line of credit pursuant to a Loan and Security Agreement for the Funds in aggregate to be used temporarily for extraordinary or emergency purposes, including the financing of redemptions. For the year ended September 30, 2018 the average interest rate on the credit facility was the prime rate for each of the Funds. Advances were not collateralized by a first lien against the Funds’ assets. During the year ended September 30, 2018 the Funds had the following:

	Outstanding Daily Average Balance for the Period	Maximum Amounts Outstanding for the Period	Interest Expense for the Period	Average Interest Rate
UPGRADER FUND	$23,140	$1,298,000	$1,117	4.57%
AGGRESSIVE FUND	8,320	360,000	428	4.58%
CONSERVATIVE FUND	16,241	1,077,000	734	4.59%
FLEXIBLE INCOME FUND	24,899	2,152,000	1,173	4.65%
SUSTAINABLE IMPACT FUND	666	76,000	33	4.75%

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date.

Also in August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33-10532, Disclosure Update and Simplification, which in part amends certain disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, U.S. Generally Accepted Accounting Principles, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The Funds have adopted these changes into the financial statements.

50	Annual Report 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
FundX Investment Trust

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX Tactical Upgrader Fund, and FundX Sustainable Impact Fund (the “Funds”), each a series of FundX Investment Trust (the “Trust”), including the schedules of investments, as of September 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and with respect to FundX Sustainable Impact Fund, the related statements of changes in net assets and financial highlights for the year then ended and for the period March 31, 2017 (commencement of operations) to September 30, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers or through other appropriate auditing procedures where replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2018

Annual Report 2018	Upgraderfunds.com	51

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018

As a shareholder of the FundX Upgrader Funds (the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses. In addition to the costs discussed, the FundX Upgrader Funds also incur aquired fund fees and expenses that are not contemplated in the table below. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/2018	Ending Account Value 9/30/2018	Expenses Paid During the Period*
FUNDX UPGRADER FUND
Actual	$1,000.00	$1,118.30	$6.43
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.00	$6.13
FUNDX AGGRESSIVE UPGRADER FUND
Actual	$1,000.00	$1,091.20	$6.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.38	$6.75
FUNDX CONSERVATIVE UPGRADER FUND
Actual	$1,000.00	$1,073.70	$6.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.48	$6.65
FUNDX FLEXIBLE INCOME FUND
Actual	$1,000.00	$1,012.80	$4.94
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$4.96
FUNDX TACTICAL UPGRADER FUND
Actual	$1,000.00	$991.10	$6.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.42	$6.71
FUNDX SUSTAINABLE IMPACT FUND
Actual	$1,000.00	$1,108.90	$7.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.83

* The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundX Tactical Upgrader Fund, and FundX Sustainable Impact Fund were 1.21%, 1.33%, 1.31%, 0.98%, 1.33%, and 1.35%, respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 to reflect the one-half year period.

52	Annual Report 2018

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust (1)
Jan Gullett (born 1954) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Lead Independent Trustee	Indefinite term; Since April 2014	Retired, formerly President & Founder, AVANTX, Inc. (a technology firm focused on research and development using dynamic evolu- tion for algorithm based trading signals), 2006-2016.	6	Director, Balco, Inc., (2018-Present).
Gregg B. Keeling (born 1955) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Retired; Acting President of Meridian Fund, Inc. (SEC registered investment company), 2012-2013; CFO of Meridian Fund, Inc. 1999-2013; CCO of Meridian Fund, Inc. and Aster Investment Management Company, Inc. (SEC registered investment adviser) 2004-2013; Vice President of Operations, Aster Investment Management Company, Inc., 1999-2013.	6	None
Kimun Lee (born 1946) c/o FundX Investment Trust 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Trustee	Indefinite term; Since April 2014	Investment Adviser and Principal, Resources Consolidated (1980- Present).	6
Director, Board of Firsthand Technology Value Fund, (One Portfolio) (2010- Present). Trustee, Firsthand Funds (two portfolios) (2013- Present). Principal and Director of iShares Delaware Trust Sponsor, LLC, a commodity pool operator that operates iShares Gold Trust, iShares Silver Trust, iShares Dow Jones - UBS Roll Select Commodity Index Trust and iShares S&P GSCI Commodity-Indexed Trust. (2009-Present).

Interested Trustees and Officers of the Trust
Janet Brown (born 1950) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chairperson and Interested Trustee	Indefinite Term; Since March 2014	President, FundX Investment Group, LLC since 1978.	6	N/A

Annual Report 2018	Upgraderfunds.com	53

TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)

Interested Trustees and Officers of the Trust
Name, Address & Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past5 Years
Jeff Smith (born 1975) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	President	Indefinite Term; Since March 2018	Managing Partner, FundX Investment Group, LLC since 2001.	N/A	N/A
Sean McKeon (born 1957) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Chief Compliance Officer Treasurer	Indefinite Term; Since August 2015 Indefinite Term; Since April 2014	Portfolio Manager, FundX Investment Group, LLC since 1990.	N/A	N/A
William McDonell (born 1951) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Secretary	Indefinite Term; Since March 2018	Compliance Manager, FundX Investment Group, LLC and FundX Investment Trust, 2016-present; Chief Compliance Officer, Atherton Lane Advisers LLC and Deep Blue Capital Management, L.P., 2008-2016.	N/A	N/A

54	Annual Report 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

On May 15, 2018, the Fund’s Board of Trustees, by a unanimous vote, including a separate vote of those trustees who are not “interested persons” (as defined in the Investment Company Act of 1940), approved the renewal and continuation of the investment management agreement (the “Advisory Agreement”) between FundX Investment Trust (the “Trust”), on behalf of FundX Upgrader Fund, FundX Flexible Income Fund, FundX Conservative Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Tactical Upgrader Fund and FundX Sustainable Impact Fund (collectively the “Funds”) and its investment advisor, FundX Investment Group, LLC (the “Advisor”) for an additional term of one year through August 4, 2019.

In connection with their deliberations related to the Advisory Agreement, the Board requested, and the Advisor provided, information that the Board (with the advice from independent legal counsel) deemed reasonably necessary for the Independent Trustees to gain a sufficiently detailed understanding of the services provided by the Advisor and to ensure that all necessary and relevant information was duly considered.

The Board considered a variety of factors in connection with its review of the Advisory Agreement, also taking into account information provided by the Advisor during the course of the year. The following summarizes key factors considered:

Services Provided by the Advisor
The Board considered the nature, quality and extent of the services provided to the Funds by the Advisor. These services included managing the Funds’ various investment portfolios, focusing on each individual Fund’s distinct investment program, , in addition to providing a variety of related services, including, but not limited to, investment valuation and pricing; operational and administrative services; regulatory compliance; shareholder communications; and maintaining the Fund’s records, filings and registrations…In particular, the Board considered and reviewed the Advisor’s compliance record, as well as the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the Funds. The resources and capabilities of the Advisor and the services provided by Advisor personnel were reviewed and were deemed to be adequate in all material respects and in line with industry standards. The Board requested and received reports on the Advisor’s on-going plans and commitments with respect to research and development initiatives and enhancements to the investment decision and risk metric ranking processes. The Board additionally considered the portfolio transaction costs incurred by the Funds and noted the Advisor’s ability to manage investment portfolios with relatively low brokerage commissions, transaction costs and portfolio turnover rates. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor. The Board also considered the Advisor’s stated strategy to invest in other investment companies (“Acquired Funds”), rather than making direct investments in the underlying securities in which the Acquired Funds invest. The Board concluded that the services provided under the Advisory Agreement were not duplicative of the services provided under the Acquired Funds’ advisory contracts.

Comparative Performance and Expense Information
The Board reviewed and considered independent performance and expense summaries provided by Broadridge Financial Solutions, Inc. comprised of data and analytics produced and assembled by Morningstar, Inc. (the “Morningstar Reports”). The Morningstar Reports compared each Fund with peer group funds managed by other advisors identified by Morningstar®. The Morningstar Reports also provided information regarding advisory fee rates, both net and gross expenses relative to assets, risk metric comparisons, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and appropriate indices, including risk adjusted performance analysis, standard deviation versus total return and performance consistency. The Board discussed these reports with Broadridge representatives, receiving additional details regarding the format, content and methodologies utilized by Morningstar® in the preparation of the reports. The Broadridge representatives noted and reported that the Advisor’s proprietary “upgrading” strategy for the Funds makes the Funds somewhat unique compared to other funds in the Morningstar® peer group universe, which was duly considered as part of the Board’s evaluation of the Morningstar Reports. The Board also considered that the Advisor’s fund of funds structure provides certain advisory services not provided by peer funds which lack this structure. These services include proprietary “upgrading” methodologies for portfolio construction, with constant monitoring and on-going rotation among funds held in investment portfolios.

The Board considered short-term, intermediate and long-term investment performance for each Fund. While the information provided in the Morningstar Reports showed that while the individual Funds’ short-term performance lags their respective benchmarks, short-term performance compares favorably to some peers and it was noted that over certain intermediate periods for each Fund, performance compared favorably to peer group medians. The Board considered the Advisor’s on-going and long-term commitment to the Advisor’s proprietary “upgrading” strategy and risk ranking methodology in relation to total return performance over various periods for all Funds and concluded that the Advisor provides value for shareholders by utilizing a consistent, transparent and disciplined investment strategy over longer periods of time. In addition, the Board considered that the investment performance delivered by the Advisor to the Funds appeared to be consistent with the relevant performance delivered for other clients of the Advisor.

The Board considered expense ratios and base management fees for each of the Funds and concluded that they were within a reasonable range when compared to peer funds with similar management fee structures, particularly in light of the Funds not having 12b-1 fees, in contrast to the majority of the Morningstar® peer group funds. The Board also considered the Advisor’s continuing commitment to providing expense limitation agreements for the Funds and noted that each Fund has breakpoints set at certain asset levels which reasonably enable shareholders to benefit from potential economies of scale with growth of the Funds.

Annual Report 2018	Upgraderfunds.com	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED), continued

Other Considerations
The Board considered the Funds’ portfolio turnover and brokerage commissions, including “soft dollar” arrangements, and concluded that the Advisor does not unduly benefit from such arrangements or receive other “fall out” benefits related to Fund portfolio trading.

The Board additionally considered that the Advisor has made a substantial commitment to recruiting and retaining high quality personnel and maintaining sufficient financial, compliance and operational resources reasonably necessary to manage the Funds in a consistently professional manner and in the best interests of the Funds’ shareholders. The Board also noted that the Advisor has a longstanding professional and entrepreneurial commitment to the proprietary “upgrader” management process and to the success of the Funds.

The Independent Trustees also considered the fees charged to the Funds in relation to the fees charged to the Advisor’s private accounts. They noted that the fees charged to the Funds are not in excess of fees charged to Advisor’s private account clients. The management fees for the Funds were deemed to be reasonable when considered in relation to the additional work the Advisor is required to perform for Fund shareholder accounts, versus private accounts, in particular with respect to added regulatory compliance burdens, expanded disclosure requirements, record keeping and reporting. The Board also considered the Advisor’s responsibilities with respect to the oversight of service providers; oversight of the Funds’ website; oversight and management of the relationships with financial intermediaries that purchase the Funds on behalf of their clients; and monitoring and oversight of the Funds’ compliance with requirements applicable to mutual funds registered under the 1940 Act and the Internal Revenue Code that do not apply to the Advisor’s separate account clients.

The Board also reviewed and considered information regarding the Advisor’s financial position and the Advisor’s overall profitability, taking into account both the direct benefits and the indirect benefits to the Advisor on account of the advisory relationship with the Funds. The Board considered multiple factors with respect to profitability, including the Advisor’s corporate capital structure and capital investment, along with management expenses, staffing levels, employee incentives and compensation. In light of such factors, the Board determined that the profits and profitability of the Advisor are reasonable and that the Advisor’s profit levels are adequate to support the level and scope of services that the Advisor has contractually agreed to provide to the Funds.

Conclusions
The Board concluded that the investment advisory fee levels are reasonable and acceptable, based on their consideration and review of the services to be performed and the fees to be charged by the Advisor for investment advisory services and in light of overall expense ratios and investment performance of comparable peer group funds.

In making their decisions, the Board did not identify any one single factor as being controlling; rather the Board examined, weighted and balanced a combination of factors deemed relevant by the Board.

Based on their evaluation of all the material factors summarized above, and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the approval of the renewal and continuation of the Advisory Agreement is in the best interests of each Fund and its shareholders.

56	Annual Report 2018

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Funds’ website at www.upgraderfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at (866) 455-FUND [3863]. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (UNAUDITED)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863]. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.upgraderfunds.com within five business days after each month-end.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2018, certain dividends paid by the Funds may qualify as “qualified dividends” which are generally subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

UPGRADER	93.56%
AGGRESSIVE UPGRADER	0.00%
CONSERVATIVE UPGRADER	21.82%
FLEXIBLE INCOME	7.01%
TACTICAL UPGRADER	100.00%
SUSTAINABLE IMPACT	10.37%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2018 was as follows:

UPGRADER	93.04%
AGGRESSIVE UPGRADER	0.00%
CONSERVATIVE UPGRADER	13.06%
FLEXIBLE INCOME	5.68%
TACTICAL UPGRADER	100.00%
SUSTAINABLE IMPACT	6.41%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows (unaudited).

UPGRADER	8.12%
AGGRESSIVE UPGRADER	0.00%
CONSERVATIVE UPGRADER	71.30%
FLEXIBLE INCOME	0.00%
TACTICAL UPGRADER	0.00%
SUSTAINABLE IMPACT	20.36%

Annual Report 2018	Upgraderfunds.com	57

HOUSEHOLDING (UNAUDITED)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 455-FUND [3863] to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 455-FUND [3863].Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.upgraderfunds.com.

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and
• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

58	Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

FundX Upgrader Funds

Fund	Symbol	CUSIP
FundX Upgrader Fund	FUNDX	360876106
FundX Aggressive Upgrader Fund	HOTFX	360876403
FundX Conservative Upgrader Fund	RELAX	360876304
FundX Flexible Income Fund	INCMX	360876205
FundX Tactical Upgrader Fund	TACTX	360876502
FundX Sustainable Impact Fund	SRIFX	360876700

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Contact Us: For more about our funds and their strategy: 800-763-8639
www.upgraderfunds.com For account information: 866-455-FUND

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Transfer Agent
U.S.Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S.Bank,N.A. Custody Operations
1555 N.RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Cravath & Associates, LLC
19809 Shady Brook Way
Gaithersburg, MD 20879

FSC MIX Paper from responsible sources FSC® C012076

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its Code of Ethics by mail when they call the registrant at 1-800-455-3863.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees (the “trustees”) has determined that there is at least one audit committee financial expert serving on its audit committee. Gregg B. Keeling is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2018	FYE 09/30/2017
Audit Fees	$117,900	$116,900
Audit-Related Fees	$0	$0
Tax Fees	$16,200	$16,200
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2018	FYE 09/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2018	FYE 09/30/2017
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to Registrant’s form N-CSR filed December 3, 2014.  Also, provided free of charge, upon request, as described in Item 2 of this form N-CSR.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  FundX Investment Trust

By (Signature and Title)* /s/ Jeff Smith
                                             Jeff Smith, President/Principal Executive Officer

Date  November 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jeff Smith
                                             Jeff Smith, President/Principal Executive Officer

Date  November 29, 2018

By (Signature and Title) * /s/ Sean McKeon
                                              Sean McKeon, Treasurer/Principal Financial Officer

Date  November 29, 2018